SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 9, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5. Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a news release for ON Semiconductor Corporation dated February 9, 2004 titled “ON Semiconductor Announces Completion of Common Stock Offering and Calls for Redemption of Senior Secured Notes.”

Item 7. Financial Statements, Pro Forma

    Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description
99	News release for ON Semiconductor Corporation dated February 9, 2004 titled “ON Semiconductor Announces Completion of Common Stock Offering and Calls for Redemption of Senior Secured Notes”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: February 10, 2004	By:	/S/ G. SONNY CAVE
G. Sonny Cave
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99	News release for ON Semiconductor Corporation dated February 9, 2004 titled “ON Semiconductor Announces Completion of Common Stock Offering and Calls for Redemption of Senior Secured Notes”

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